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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




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         Date of Report (date of earliest event reported): March 3, 2003



                                Today's Man, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)



       Pennsylvania                      0-20234               23-1743137
       ------------                      -------               ----------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)




                                835 Lancer Drive
                          Moorestown, New Jersey 08057
                         ------------------------------
                         (Address of principal executive
                          offices, including zip code)


        Registrant's telephone number, including area code (856) 235-5656
                                                           --------------

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Item 3.  Bankruptcy or Receivership.
         ---------------------------

         On March 4, 2003, Today's Man, Inc. (OTCBB: TMAN.OB) (the "Company") and each of its subsidiaries filed a voluntary petition in the United States Bankruptcy Court for the District of New Jersey seeking to reorganize under Chapter 11 of the U.S. Bankruptcy Code.

         Effective at the opening of trading on March 6, 2003, the Company's ticker symbol on the OTC Bulletin Board will change to "TMANQ.OB".


Item 5.  Other Events.
         -------------

         The Company also announced that Bruce Weitz will no longer be President and CEO of the Company as of March 3, 2003. Frank E. Johnson, Executive Vice President and Chief Financial Officer of the Company, will continue as acting Chief Executive Officer.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         A copy of the Company's press release dated March 5, 2003 is attached hereto as Exhibit 99.1.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TODAY'S MAN, INC.



                                      By: /s/ Frank E. Johnson
                                         --------------------------------------
                                         Frank E. Johnson, Acting Chief
                                         Executive Officer, Executive Vice
                                         President and Chief Financial Officer



Date:    March 5, 2003